abrdn Funds
(the "Trust")

abrdn Focused U.S. Small Cap Equity Fund
abrdn Emerging Markets Dividend Fund
(each a "Fund" and together the "Funds")

Supplement dated August 15, 2024 to the Funds' Summary Prospectuses, Statutory Prospectus and Statement of Additional Information, each dated February 29, 2024, as supplemented to date

The Board of Trustees (the "Board") of the Trust agreed to consider in 2024 the conversion of the following two mutual funds to newly created exchange-traded funds (the "ETFs") listed below (each, a "Conversion"):

Current Mutual Fund	Proposed ETF
abrdn Focused U.S. Small Cap Equity Fund	abrdn Focused U.S. Small Cap Active ETF
abrdn Emerging Markets Dividend Fund	abrdn Emerging Markets Dividend Active ETF

Each new ETF will be managed in a substantially similar manner as the corresponding mutual fund, with identical investment objectives, investment strategies and fundamental investment policies. If approved by the Board, it is anticipated that the Conversions would occur in the first quarter of 2025.

By converting these Funds to ETFs, abrdn Inc. ("abrdn"), the investment adviser for the Funds, believes shareholders in the Funds could benefit from lower overall net expenses, additional trading flexibility, increased portfolio holdings transparency and enhanced tax efficiency.

abrdn is communicating the proposed plans prior to formal Board approval in order to provide shareholders with ample notice of the planned Conversions and allow them time to engage with abrdn on the implications of the proposed transactions, including the need to have a brokerage account prior to the applicable Conversion. It is possible that one or both Conversions will not be approved or will not occur for other reasons, in which case the changes described herein pertaining to such Conversion would not take effect.

Each Conversion would consist of (1) the transfer of all or substantially all of the mutual fund's assets, subject to its liabilities, to the corresponding shell ETF for shares of the ETF; and (2) the distribution of the ETF shares to the mutual fund shareholders in complete liquidation of the mutual fund. It is anticipated that if approved by the Board of Trustees, each Conversion will not require shareholder approval.

When each Conversion is considered, the Board, including the Trustees not deemed to be "interested persons" of the mutual funds pursuant to Section 2(a)(19) of the Investment Company Act of 1940, as amended, will need to determine whether it is in the best interests of the target mutual fund and that the Conversion would not dilute the interests of the mutual fund's shareholders.

The new ETFs have not commenced investment operations, and it is anticipated that each will not have shareholders prior to the Conversion. If the Conversions are approved by the Board, existing shareholders of each mutual fund will receive prior to the Conversion a combined information statement/prospectus describing in detail both the Conversion and the surviving ETF, and summarizing the Board's considerations in approving the Conversion.

It is anticipated that each Conversion will qualify as a tax-free reorganization for federal income tax purposes and that shareholders will not recognize any gain or loss in connection with the Conversion, except to the extent that they receive cash in connection with the liquidation of any fractional shares received in the Conversion.

In connection with the proposed Conversions discussed herein, an information statement/prospectus that will be included in a registration statement on Form N-14 will be filed with the Securities and Exchange Commission (the "SEC"). After the registration statement is filed with the SEC, it may be amended or withdrawn and the information statement/prospectus will not be distributed to shareholders unless and until the registration statement is declared effective by the SEC. Investors are urged to read the materials and any other relevant documents when they become available because they will contain important information about the Conversions. After they are filed, free copies of the materials will be available on the SEC's web site at www.sec.gov. These materials also will be available at https://www.abrdn.com/en-us/investor/funds/view-all-funds?tab=2 and a paper copy can be obtained at no charge by calling 866-667-9231.

This communication is for informational purposes only and does not constitute an offer of any securities for sale. No offer of securities will be made except pursuant to a prospectus meeting the requirements of Section 10 of the Securities Act of 1933.

Please retain this Supplement for future reference.